As filed with the Securities and Exchange Commission on October 18, 2004


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                                  ---------------

Filed by the Registrant |X|
Filed by a Party other than the Registrant
|_| Check the appropriate box:
|_|     Preliminary Proxy Statement
|_| Confidential, for the use of the Commission only (as permitted by Rule 14a-6(e)(2))
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_|     Soliciting Material Pursuant to ss.240.14a-12

                                 ---------------
                            FRONT PORCH DIGITAL INC.
                (Name of Registrant as Specified in Its Charter)

        (Name of Person Filing Proxy Statement if Other than Registrant)
                                 ---------------

Payment of Filing Fee (Check the appropriate box):
|X|     No fee required
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
        (1)      Title of each class of securities to which transaction applies:

        (2)      Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        (4)      Proposed maximum aggregate value of transaction:

        (5)      Total fee paid:

|_|     Fee paid previously with preliminary materials:
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1l(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
        (1) Amount Previously Paid: $

        (2)      Form, Schedule or Registration Statement No.:

        (3)      Filing Party:

        (4)      Date Filed:

                            FRONT PORCH DIGITAL INC.
                                1140 PEARL STREET
                             BOULDER, COLORADO 80302

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                   TO BE HELD ON WEDNESDAY, NOVEMBER 17, 2004

                                                                October 18, 2004

To the Shareholders of Front Porch Digital Inc.:

         Notice is hereby given that the annual meeting of shareholders of Front Porch Digital Inc., a Nevada corporation, will be held in the Executive Boardroom in the Hotel Conference Center of the Hotel Boulderado located at 2115 Thirteenth Street, Boulder, Colorado 80302 on Wednesday, November 17, 2004 at 9:00 a.m., local time, for the following purposes:

            1. To elect four (4) directors to our board of directors for the ensuing year; and

            2. To consider and act upon such other business as may properly come before the meeting.

         The foregoing items of business are more fully described in the proxy statement accompanying this notice. Our board of directors has fixed the close of business on Wednesday, October 13, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting and at any adjournment or postponement thereof.

         Whether or not you plan to attend the annual meeting, you should complete, sign, date and promptly return the enclosed proxy card, to ensure that your shares will be represented at the meeting. If you attend the annual meeting and wish to vote in person, you may withdraw your proxy and vote in person. You should not send any certificates representing stock with your proxy card.

                                                         Sincerely,


                                                         THOMAS P. SWEENEY III
                                                         CHIEF EXECUTIVE OFFICER

                            FRONT PORCH DIGITAL INC.
                                1140 PEARL STREET
                             BOULDER, COLORADO 80302

                                 PROXY STATEMENT

DATE, TIME AND PLACE OF THE ANNUAL MEETING

            This proxy statement and the accompanying form of proxy, together with a copy of the Annual Report of Front Porch Digital Inc. for the fiscal year ended December 31, 2003, is furnished to the shareholders of Front Porch Digital Inc., in connection with the solicitation, by order of our board of directors, of proxies to be voted at the annual meeting of shareholders to be held on Wednesday, November 17, 2004, at 9:00 a.m., local time, in the Executive Boardroom in the Hotel Conference Center of the Hotel Boulderado located at 2115 Thirteenth Street, Boulder, Colorado 80302, and at any adjournment or adjournments thereof. The accompanying proxy is being solicited on behalf of our board of directors. We intend to release this proxy statement and the enclosed proxy card to our shareholders on or about Monday, October 18, 2004.

PURPOSE OF THE ANNUAL MEETING

         At the annual meeting, you will be asked to consider and vote upon the following matters:

            1. To elect four (4) directors to our board of directors for the ensuing year; and

            2. To consider and act upon such other business as may properly come before the meeting.

VOTING AND REVOCATION OF PROXIES; ADJOURNMENT

         All of our voting securities represented by valid proxies, unless the shareholder otherwise specifies therein or unless revoked, will be voted FOR each of the director nominees set forth herein and at the discretion of the proxy holders on any other matters that may properly come before the annual meeting. Our board of directors does not know of any matters to be considered at the annual meeting other than the election of four (4) board members.

         If a shareholder has appropriately specified how a proxy is to be voted, it will be voted accordingly. Any shareholder has the power to revoke such shareholder's proxy at any time before it is voted. A shareholder may revoke a proxy by delivering a written statement to our corporate secretary stating that the proxy is revoked, by submitting a subsequent proxy signed by the same person who signed the prior proxy, or by voting in person at the annual meeting.

         As of October 13, 2004, we had outstanding 104,756,445 shares of common stock and 2,466,971 shares of Series A preferred stock (which are convertible into 46,339,410 shares of common stock and are entitled to vote on an "as converted" basis at the annual meeting). A plurality of the votes cast at the annual meeting by the shareholders entitled to vote in the election is required to elect the director nominees and the approval of the holders of a majority of the votes cast by the shareholders entitled to vote at the meeting is required to take any other action. For purposes of determining whether a proposal has received the required vote, abstentions will be included in the vote totals, with the result being that an abstention will have the same effect as a negative vote. In instances where brokers are prohibited from exercising discretionary authority for beneficial holders who have not returned a proxy (so-called "broker non-votes"), those shares will not be included in the vote totals and, therefore, will also have the same effect as a negative vote. Shares that abstain or for which the authority to vote is withheld on certain matters will, however, be treated as present for quorum purposes on all matters.

         In the event that sufficient votes in favor of any of the matters to come before the meeting are not received by the date of the annual meeting, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of voting securities representing a majority of the votes present in person or by proxy at the annual meeting. The persons named as proxies will vote in favor of any such proposed adjournment or adjournments. Under Nevada law, shareholders will not have appraisal or similar rights in connection with any proposal set forth in this proxy statement.

SOLICITATION

         The solicitation of proxies pursuant to this proxy statement will be primarily by mail. In addition, certain of our directors, officers or other employees may solicit proxies by telephone, telegraph, mail or personal interviews, and arrangements may be made with banks, brokerage firms and others to forward solicitation material to the beneficial owners of shares held by them of record. No additional compensation will be paid to our directors, officers or other employees for such services. We will bear the cost of the solicitation of proxies related to the annual meeting.

QUORUM AND VOTING RIGHTS

         Our board of directors has fixed Wednesday, October 13, 2004, as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. Holders of record of shares of our common stock at the close of business on the record date will be entitled to one vote for each share held and holders of record of shares of our Series A preferred stock at the close of business on the record date will be entitled to 20 votes for each share held. The presence, in person or by proxy, of the holders of outstanding voting securities representing a majority of the votes entitled to be cast at the annual meeting is necessary to constitute a quorum at the annual meeting.

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

         The board of directors has set October 13, 2004 as the record date for determining shareholders entitled to vote at the annual meeting. Persons who were not shareholders on such date will not be allowed to vote at the annual meeting. At the close of business on October 13, 2004, there were 104,756,445 shares of common stock issued and outstanding and 2,466,971 shares of Series A preferred stock issued and outstanding. Each share of common stock is entitled to one vote at the annual meeting and each share of Series A preferred stock is entitled to 20 votes at the annual meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of October 13, 2004 regarding beneficial stock ownership of (i) all persons known to us to be beneficial owners of more than five percent (5%) of our outstanding common stock and Series A preferred stock; (ii) each of our directors and executive officers whose compensation is required to be reported in Item 402(a)(2) of Regulation S-B, and (iii) all of our officers and directors as a group. Each of the persons in the table below has sole voting power and sole dispositive power as to all of the shares shown as beneficially owned by them, except as otherwise indicated:


                                                                          Number of Shares      Percent of
                                                                          Beneficially          Outstanding
Name                                    Title of Class                    Owned (1)             Shares(2)(3)
---------------                         --------------------------        ------------          -----------
5% BENEFICIAL OWNERS
--------------------
Great Hill Equity Partners LP           Common Stock                      37,326,115            30.7% (4)
One Liberty Square                      Series A Preferred Stock             843,170            34.5%
Boston, MA  02109

Tudor Investment Corporation            Common Stock                       26,845,466           21.5% (5)
1275 King Street                        Series A Preferred Stock            1,004,405           41.0%
Greenwich, CT 06831

J.P. Morgan Direct Venture Capital      Common Stock                      23,307,959            20.0% (6)
Institutional Investors, LLC            Series A Preferred Stock             602,775            24.4%
522 Fifth Avenue
New York, NY  10036

Providence Equity Partners III, LP      Common Stock                       6,190,309            5.9% (7)
50 Kennedy Plaza
Providence, RI  02903

DIRECTORS AND EXECUTIVE OFFICERS

Christopher S. Gaffney                  Common Stock                      37,326,115            30.7% (4)
One Liberty Square                      Series A Preferred Stock             843,170            34.5%
Boston, MA  02109

Thomas P. Sweeney III                   Common Stock                       7,054,200            6.5% (8)
1140 Pearl Street                       Series A Preferred Stock              16,588            *
Boulder, CO  80302


                                                                          Number of Shares      Percent of
                                                                          Beneficially          Outstanding
Name                                    Title of Class                    Owned (1)             Shares(2)(3)
---------------                         --------------------------        ------------          -----------
5% BENEFICIAL OWNERS
--------------------
Michael Knaisch                         Common Stock                       1,998,143            * (9)
1140 Pearl Street
Boulder, CO  80302

Matthew Richman                         Common Stock                       1,525,143            * (10)
1140 Pearl Street
Boulder, CO  80302

James Wolfinger                         Common Stock                         595,238            *
1140 Pearl Street
Boulder, CO  80302

Walter Hinton                           Common Stock                         287,260            * (11)
1140 Pearl Street
Boulder, CO  80302

Paul McKnight                           Common Stock                         240,285            * (12)
1140 Pearl Street
Boulder, CO  80302

Patrick Whittingham                     --                                    --                --
12 Heron Drive
Old Tappan, NJ  07675

Carmen J. Scarpa                        --                                    --                --
50 Rowes Wharf, 6th Floor
Boston, MA  02110

All directors and executive             Common Stock                      49,026,384            38.1%
officers as a group (9 persons)         Series A Preferred Stock             859,758            34.9%

-------------------

* Constitutes less than 1%

1. For the purposes of this table, a person is deemed to have "beneficial ownership" of any shares of capital stock that such person has the right to acquire within 60 days after October 13, 2004.

2. All percentages for common stock are calculated based upon a total of 104,756,445 shares outstanding as of October 13, 2004, plus, in the case of the person for whom the calculation is made, that number of shares of common stock that such person has the right to acquire within 60 days after October 13, 2004.

3. All percentages for Series A preferred stock are calculated based upon a total of 2,466,971 shares outstanding as of October 13, 2004.

4. Represents 36,110,815 shares of common stock owned of record by Great Hill Equity Partners LP ("GHEP") (assuming conversion of 815,715 shares of Series A preferred stock into 16,314,297 shares of common stock) and 1,215,300 shares of common stock owned of record by Great Hill Investors, LLC

("GHI") (assuming conversion of 27,455 shares of Series A preferred stock into 549,091 shares of common stock). The foregoing numbers represent shares for which GHEP and GHI each has shared dispositive and voting power. Such shares may be deemed to be beneficially owned by Great Hill Partners GP, LLC ("GP"), the general partner of GHEP, Great Hill Partners, LLC ("GHP"), a manager of GP and Messrs. Christopher S. Gaffney, John G. Hayes and Stephen F. Gormley, the managers of GHI, GHP and GP. Share information is furnished in reliance on the
Schedule 13D dated August 18, 2004 filed by the persons named herein with the Securities and Exchange Commission. The persons named herein have each specifically disclaimed that they are a member of a group for purposes of
Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

5. Represents 24,161,509 shares of common stock owned of record by Tudor Ventures II LP ("Tudor") (assuming conversion of 903,994 shares of Series A preferred stock into 18,079,880 shares of common stock), 2,665,826 shares of common stock owned of record by The Raptor Global Portfolio Ltd. ("Raptor") (assuming conversion of 99,741 shares of Series A preferred stock into 1,994,820 shares of common stock), and 18,131 shares of common stock held by The Altar Rock Fund LP ("Altar") (assuming conversion of 670 shares of Series A preferred stock into 13,400 shares of common stock). The foregoing numbers represent shares for which Tudor, Raptor and Altar each has shared dispositive and voting power. Such shares may be deemed to be beneficially owned by Tudor Investment Corporation ("TIC"), the sole general partner of Altar and an investment advisor for Tudor and Raptor, and Paul Tudor Jones, II, the controlling shareholder of TIC. Tudor Ventures Group LP ("TV GP"), the general partner of Tudor, and Tudor Ventures Group LLC, the general partner of TV GP, may also be deemed to be beneficial owners of the shares held by Tudor. Share information is furnished in reliance on the Schedule 13D dated August 18, 2004 filed by the persons named herein with the Securities and Exchange Commission. The persons named herein have each specifically disclaimed that they are a member of a group for purposes of Section 13(d) or 13(g) of the Exchange Act.

6. Represents 19,245,798 shares of common stock owned of record by JP Morgan Direct Venture Capital Institutional Investors LLC ("JPM Institutional") (assuming conversion of 497,532 shares of Series A preferred stock into 9,950,633 shares of common stock), 3,115,135 shares of common stock owned of record by JP Morgan Direct Venture Private Investors LLC ("JPM Private") (assuming conversion of 81,136 shares of Series A preferred stock into 1,622,729 shares of common stock), and 947,026 shares of common stock owned of record by 522 Fifth Avenue Fund, LP ("522 Fund") (assuming conversion of 24,107 shares of Series A preferred stock into 482,136 shares of common stock). The foregoing numbers represent shares for which JPM Institutional, JPM Private and 522 Fund each has shared dispositive and voting power. The shares held by JPM Institutional may be deemed to be beneficially owned by JPMorgan Chase Bank ("JPMCB"), its investment advisor, and JPMorgan Chase & Co., the parent of JPMCB. The shares held by JPM Private may be deemed to be beneficially owned by J.P. Morgan Investment Management Inc. ("JPMIM"), its investment advisor. The shares held by 522 Fund may be deemed to be beneficially owned by 522 Fifth Avenue Corp. ("522 Corp."), its general partner, JPMIM, its investment advisor and the sole stockholder of 522 Corp., J.P. Morgan Fleming Asset Management Holdings Inc. ("Fleming"), the sole stockholder of JPMIM, and JPMCB, the sole stockholder of Fleming and the indirect parent of JPMIM. Share information is furnished in reliance on the Schedule 13D dated August 18, 2004 filed by the persons named herein with the Securities and Exchange Commission. The persons named herein have each specifically disclaimed that they are a member of a group for purposes of Section 13(d) or 13(g) of the Exchange Act.

7. Represents 6,125,411 shares of common stock owned of record by Providence Equity Partners III L.P. ("PEP3") and 64,898 shares of common stock owned of record by Providence Equity Operating Partners III L.P. ("PEOP3"). The foregoing numbers represent shares for which PEP3 and PEOP3 each has sole dispositive and voting power. Such shares may be deemed to be beneficially owned by Providence Equity GP III L.P. ("PEGP3"), the sole general partner of each of PEP3 and PEOP3, Providence Equity Partners III LLC (the "LLC"), the sole general partner of PEGP3, and Jonathan M. Nelson, a 50% owner of LLC. Share information is furnished in reliance on the Schedule 13G dated August 18, 2004 filed by the persons named herein with the Securities and Exchange Commission. Each of PEGP3 and the LLC have specifically disclaimed beneficial ownership in the common stock beneficially owned by PEP3 and PEOP3, except to the extent of its pecuniary interest therein.

8. Represents 1,224,420 shares of common stock owned of record by Equity Pier LLC, of which Mr. Sweeney is the founder and managing member, 3,324,696 shares issuable upon the exercise of presently exercisable warrants held by Equity Pier LLC, 1,418,272 shares of common stock owned of record by Mr. Sweeney, and 755,046 shares issuable upon the exercise of presently exercisable options held by Mr. Sweeney and assumes conversion of 16,588 shares of Series A preferred stock owned of record by Mr. Sweeney into 331,767 shares of common stock.

9. Represents 648,143 shares of common stock owned of record by Mr. Knaisch and 1,350,000 shares of common stock issuable upon the exercise of presently exercisable options held by Mr. Knaisch.

10. Represents 600,143 shares of common stock owned of record by Mr. Richman and 925,000 shares of common stock issuable upon the exercise of presently exercisable options held by Mr. Richman.

11. Represents 119,048 shares of common stock owned of record by Mr. Hinton and 168,212 shares issuable upon the exercise of presently exercisable options held by Mr. Hinton.

12. Represents 1,344 shares of common stock owned of record by Mr. McKnight, 1,000 shares of common stock owned by Mr. McKnight's spouse and 237,941 shares issuable upon the exercise of presently exercisable options held by Mr. McKnight. Mr. McKnight is a member of Equity Pier LLC and disclaims beneficial ownership of the shares of common stock beneficially owned by such entity.


                              ELECTION OF DIRECTORS
                                 (PROXY ITEM 1)

         Our by-laws provide that the number of our directors shall be at least one but not more than nine. Such number may be fixed from time to time by action of our board of directors or of our shareholders. In August 2004, our board of directors fixed the number of directors at seven. Our Certificate of Designations filed with the Secretary of State of the State of Nevada on August 17, 2004 (the "Certificate of Designations") provides that as long as at least 500,000 shares of our originally issued shares of Series A preferred stock are outstanding, the holders of our Series A preferred stock, voting together as a separate class, shall be entitled to elect three directors to our board of directors (the "Series A Directors"). We have two Series A Directors presently serving on our board of directors, Carmen J. Scarpa and Christopher S. Gaffney. There is currently one vacancy on our board of directors. In accordance with the Certificate of Designations, the vacancy will be filled by either (i) the affirmative vote of a plurality of the holders of our Series A preferred stock at either (A) an annual meeting of holders of our capital stock, (B) any special meeting of holders of our capital stock, or (C) any special meeting of holders of our Series A preferred stock, or (ii) the written consent of a majority of the holders of our Series A preferred stock.

         Except where the authority to do so has been withheld, it is intended that the persons named in the enclosed proxy will vote for the election of Thomas P. Sweeney III, Paul McKnight, Patrick Whittingham and James Wolfinger to our board of directors to serve until the date of the next annual meeting and until their successors are duly elected and qualified. Although our directors have no reason to believe that the nominees will be unable or decline to serve, in the event that such a contingency should arise, the accompanying proxy will be voted for a substitute (or substitutes) designated by our board of directors. The Series A Directors will not be elected at the annual meeting.

DIRECTORS

         The following table sets forth certain information regarding all of our directors, as furnished by such persons as of October 12, 2004. All directors serve for one year and until their successors are elected and qualified. All executive officers serve at the pleasure of our board of directors. There are no family relationships among any of our directors.


NOMINATED FOR ELECTION AS DIRECTORS

                                  Principal Occupation for Past Five Years and
Name                     Age      Current Public Directorships or Trusteeships
----                    ---       --------------------------------------------
Thomas P. Sweeney III    43       Our Chief Executive Officer since August 18, 2004, the date of our acquisition of  ManagedStorage International, Inc. ("MSI"), and Chairman of our Board of
                                  Directors since August 2002.  Mr. Sweeney previously served on our Board of
                                  Directors for the period November 30, 2000 through February 12, 2002.  From
                                  February 2001 until August 18, 2004, Mr. Sweeney was President and Chief
                                  Executive Officer, and from February 2003 until August 18, 2004 Mr. Sweeney was
                                  Chairman of the Board, of MSI.  Mr. Sweeney is the founder of Equity Pier LLC
                                  ("Equity Pier"), a business advisory and venture capital firm, and has served as its Managing Partner since May 2000.  From August 1997 through February 2000, Mr.
                                  Sweeney was Senior Vice President of Marketing at Level 3 Communications, Inc.,
                                  where he was responsible for the development of all global products and services.

Paul McKnight            47       Director since August 2002 and Chief Financial Officer since October 12, 2004.
                                  From August 2002 to January 2003, Mr. McKnight served as our interim Chief
                                  Financial Officer.  From August 2001 until August 18, 2004, Mr. McKnight was the
                                  Chief Financial Officer of MSI.  From May 2000 to August 2001, Mr. McKnight
                                  served as Chief Financial Officer of Equity Pier.  From January 1997 through May
                                  2000, Mr. McKnight was the Chief Operating Officer and Chief Financial Officer of
                                  MCI WorldCom Wireless.

Patrick Whittingham      56       Director since April 2004.  Since April 2004, Mr. Whittingham has been a consultant in the area of broadcast and production technology, systems integration and digital cinema.  Prior to February 2004, Mr. Whittingham had been for more than 28 years an employee of various affiliates of Sony Corporation, including President of the Sony Broadcast and Production Systems Division of Sony
                                  Electronics (USA), Inc. from June 2003 to January 2004; President of Sony
                                  Business Solution and System Company (USA) from June 2002 to June 2003; Senior
                                  Vice President of System Solutions Division (USA) from February 2001 to June
                                  2002; and Executive Vice President of Sony of Canada Ltd. from May 1997 to
                                  February 2001.

James Wolfinger          48       Director since May 2004.  Mr. Wolfinger is the founder of Outdoor Site Group,
                                  LLC, a wireless site location company, and has served as its Managing Partner since February 2003.  From October 2002 to September 2003, Mr. Wolfinger served as a business and operational consultant for MSI.  From 1996 through September
                                  2002, Mr. Wolfinger was the President of MCI WorldCom Wireless.

DIRECTORS CONTINUING IN OFFICE

                                  Principal Occupation for Past Five Years and
Name                     Age      Current Public Directorships or Trusteeships
----                     ---      ----------------------------------------------
Christopher                       Director since August 2004. Mr. Gaffney is a founder of Great Hill Partners,
S. Gaffney               41       LLC, a private equity firm specializing in the communications, information technology, media and business service industries, and has served as its
                                  Managing Partner since January 1999.

Carmen J.
Scarpa                   40       Director since August 2004. Mr. Scarpa joined Tudor Ventures Group LLC ("Tudor
                                  Ventures"), a private equity firm specializing in mid- and late-stage technology and growth companies, in June 1996 and has been a partner and managing director of Tudor Ventures since January 1, 2001.



VOTE REQUIRED

         Assuming a quorum is present, a plurality of the votes cast at the annual meeting of shareholders, by the shareholders entitled to vote in the election, either in person or by proxy, is required to elect the director nominees.

         Our board of directors recommends a vote FOR election of each of the nominees listed above.

                        DIRECTORS AND EXECUTIVE OFFICERS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten (10%) percent of a registered class of our equity securities ("10% Shareholders"), to file with the Securities and Exchange Commission (the "Commission") initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and 10% Shareholders are required by Commission regulation to furnish us with copies of all Section 16(a) forms they file.

         Based solely on our review of the copies of such reports received by us, we believe that for the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to our officers, directors and 10% Shareholders were complied with except (1) Thomas P. Sweeney III, our Chief Executive Officer and Chairman of the Board, was late in filing a Statement of Changes of Beneficial Ownership of Securities on Form 4 for (a) the purchase of 125,000 shares of our common stock on August 24, 2001 by Equity Pier (of whom Mr. Sweeney is the founder and managing member), (b) a warrant granted to Equity Pier on August 24, 2001 to purchase 208,250 shares of our common stock , (c) the exercise of a warrant to purchase 208,250 shares of our common stock on February 28, 2002 by Equity Pier, (d) the purchase of 120,000 shares of our common stock on June 27, 2002 by Equity Pier, (e) the acquisition of 300,000 shares of our common stock on February 10, 2003 by Equity Pier, and (f) the purchase of a convertible promissory note, convertible into 2,032,810 shares of our common stock, by Equity Pier on April 15, 2003; (2) Paul McKnight, our Chief Financial Officer and a director, was late in filing an Initial Statement of Beneficial Ownership of Securities on Form 3 for options granted to him on January 8, 2003 to purchase 150,000 shares of our common stock; (3) ManagedStorage International, Inc., a beneficial holder of more than 10% of our common stock during the fiscal year ended December 31, 2003, was late in filing (a) a Statement of Changes of Beneficial Ownership of Securities on Form 4 for the purchase of 2,500,000 shares of our common stock on April 1, 2003, and (b) a Statement of Changes of Beneficial Ownership of Securities on Form 4 for the purchase of a convertible promissory note, convertible into 5,952,381 shares of our common stock, on April 25, 2003; (4) Storage Technology Corp., a beneficial holder of more than 10% of our common stock during the fiscal year ended December 31, 2003, was late in filing an Initial Statement of Beneficial Ownership of Securities on Form 3 for 5,622,888 shares of our common stock owned as of June 21, 2001 and (5) Equity Pier, LLC, a beneficial holder of more than 10% of our common stock during the fiscal year ended December 31, 2003, was late in filing a Statement of Changes of Beneficial Ownership of Securities on Form 4 for (a) the purchase of 125,000 shares of our common stock on August 24, 2001,
(b) a warrant granted on August 24, 2001 to purchase 208,250 shares of our common stock , (c) the exercise of a warrant to purchase 208,250 shares of our common stock on February 28, 2002, (d) the purchase of 120,000 shares of our common stock on June 27, 2002, (e) the acquisition of 300,000 shares of our common stock on February 10, 2003, and (f) the purchase of a convertible promissory note, convertible into 2,032,810 shares of our common stock, on April 15, 2003.

BOARD MEETINGS AND COMMITTEES; MANAGEMENT MATTERS

         Our board of directors held two meetings during the fiscal year ended December 31, 2003. Each director attended at least 75% of the board of directors meetings of which he was a member during such time as he served as a director. We do not have a formal policy regarding attendance by members of our board of directors at the annual meeting of shareholders, but we strongly encourage all members of our board of directors to attend the annual meeting of shareholders, and expect such attendance except in the event of exigent circumstances. From time to time, the members of our board of directors act by unanimous written consent pursuant to the laws of the State of Nevada. No fees are paid to directors for attendance at meetings of the board of directors.

         Our board of directors does not have standing audit, nominating or compensation committees or any committee performing similar functions. Our entire board of directors is responsible for these functions.

NOMINATING COMMITTEE

         Our board of directors does not have a standing nominating committee. Our entire board of directors is responsible for this function. Due to the relatively small size of our company and the resulting efficiency of a board of directors that is also limited in size, our board of directors has determined that it is not necessary or appropriate at this time to establish a separate nominating committee. Our board of directors intends to review periodically whether such a nominating committee should be established.

         Our board of directors uses a variety of methods for identifying and evaluating nominees for director. It regularly assesses the appropriate size of the board of directors, and whether any vacancies exist or are expected due to retirement or otherwise. If vacancies exist, are anticipated or otherwise arise, our board of directors considers various potential candidates for director. Candidates may come to their attention through current members of our board of directors, shareholders or other persons. These candidates are evaluated at regular or special meetings of our board of directors, and may be considered at any point during the year. Our board of directors will consider candidates for director that are nominated by shareholders in accordance with the procedures regarding the inclusion of shareholder proposals in proxy materials set forth in the section entitled "Shareholder Proposals" in this proxy statement. In evaluating such recommendations, our board of directors uses the qualifications and standards discussed below and seeks to achieve a balance of knowledge, experience and capability on our board of directors.

         Qualifications for consideration as a director nominee may vary according to the particular areas of expertise that may be desired in order to complement the qualifications that already exist among our board of directors. Among the factors that our directors consider when evaluating proposed nominees are their independence, financial literacy, business experience, character, judgment and strategic vision. Other considerations would be their knowledge of issues affecting our business, their leadership experience and their time available for meetings and consultation on company matters. Our directors seek a diverse group of candidates who possess the background skills and expertise to make a significant contribution to our board of directors, our company and our shareholders.

AUDIT COMMITTEE

                  We do not have an audit committee of our board of directors. We believe that each member of our board of directors has the expertise and experience to adequately serve our shareholders' interests while serving as directors. In addition, with respect to our audit for the year ended December 31, 2003, Thomas P. Sweeney III and Paul McKnight served as an informal committee of the board of directors in communicating with both management and our independent auditors. The audit report for our audited financial statements for the year ended December 31, 2003 was prepared by Messrs. Sweeney and McKnight as of the time of the review of such statements.

REPORT OF CERTAIN DIRECTORS ON OUR AUDITED FINANCIAL STATEMENTS

            We note that management is responsible for the preparation and integrity of our financial statements, as well as establishing appropriate internal controls and the financial reporting processes. J.H. Cohn LLC was responsible for performing an independent audit of our financial statements for the year ended December 31, 2003 and issued a report on such financial statements. A director's responsibility is to monitor and oversee these processes.

            We reviewed and discussed the audited financial statements of our company for the year ended December 31, 2003 and met with both management and our independent auditors, separately and together, to discuss such financial statements. Management and the auditors have represented to us that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. We also discussed with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as modified or supplemented. We also received written disclosures and a letter from our auditors regarding their independence from us, as required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees) and discussed with the auditors such auditors' independence with respect to all services that it rendered to us. Based upon these reviews and discussions, we authorized and directed that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2003, which was filed with the Securities and Exchange Commission on April 15, 2004.

Respectfully submitted,

Thomas P. Sweeney III
Paul McKnight

SHAREHOLDER COMMUNICATIONS

         Our board of directors has implemented a process for our shareholders to send communications to our board of directors. Any shareholder desiring to communicate with our board of directors, or with specific individual directors, may do so by writing to Reed Guest, Secretary, at Front Porch Digital Inc., 1140 Pearl Street, Boulder, Colorado 80302. The Secretary has the authority to disregard any inappropriate communications or take other appropriate actions with respect to any such inappropriate communications. If deemed an appropriate communication, the Secretary will submit a shareholder's correspondence to the Chairman of the Board of Directors or to any specific director to whom the correspondence is directed.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

         The following table sets forth, for the fiscal years indicated, all compensation for services rendered to us earned by or paid to: (i) the individuals who served as our Chief Executive Officers for the years ended December 31, 2003 and 2002, (ii) individuals for whom disclosure would have been provided but for the fact that such individuals were not serving as our executive officers at the end of the last completed fiscal year, and (iii) our most highly compensated executive officers at December 31, 2003, other than our chief executive officer (collectively, the "Named Executive Officers").


                                                                                           Long Term
                                                                                         Compensation
                                                                                            Awards
                                                                              -----------------------------------
                                           Annual Compensation                         Awards            Payouts
                                   ------------------------------------       ------------------------ ----------
                                                                  Other       Restricted   Securities
                                                                  Annual        Stock       Underlying     LTIP        All Other
                           Fiscal                     Bonus    Compensation    Award(s)     Options/      Payouts    Compensation
                            Year      Salary($)        ($)         ($)           ($)         SARs (#)       ($)          ($)
                           -----      --------        ------   ------------    ---------    -----------   ---------  --------------
Thomas P. Sweeney III(1)    2003          $-0-         $-0-        $-0-          $-0-           -0-        $-0-         $-0-
Chief Executive
Officer                     2002          $-0-         $-0-        $-0-          $-0-           -0-        $-0-         $-0-
                            2001          $-0-         $-0-        $-0-          $-0-           -0-        $-0-         $-0-

Michael Knaisch(2)          2003      $217,000     $129,000        $-0-          $-0-      750,000         $-0-         $-0-
Chief Executive
Officer                     2002       $50,000         $-0-        $-0-          $-0-           -0-        $-0-         $-0-
until August 16, 2004       2001          $-0-         $-0-        $-0-          $-0-           -0-        $-0-         $-0-
President since August
16, 2004

Matthew Richman(3)          2003      $168,000     $105,000        $-0-          $-0-      500,000         $-0-         $-0-
Chief Financial Officer &   2002       $30,500         $-0-        $-0-          $-0-           -0-        $-0-         $-0-
Chief Operating Officer     2001          $-0-         $-0-        $-0-          $-0-           -0-        $-0-         $-0-
until October 12, 2004
Sr. Vice President -
Corporate Development
since October 12, 2004

Donald Maggi(4)             2003      $207,500         $-0-        $-0-          $-0-      840,000         $-0-         $-0-
Chief Executive Officer     2002      $180,000         $-0-        $-0-          $-0-           -0-        $-0-         $-0-
until June 1, 2003          2001       $10,000         $-0-        $-0-          $-0-      160,000         $-0-         $-0-

Jay Yogeshwar(5)            2003      $129,000      $10,500        $-0-          $-0-           -0-        $-0-         $-0-
President and Chief         2002      $150,000         $-0-        $-0-          $-0-           -0-        $-0-         $-0-
Technology Officer          2001      $150,000         $-0-        $-0-          $-0-       15,950         $-0-         $-0-
until January 2004

Paul McKnight(6)            2003          $-0-         $-0-        $-0-          $-0-           -0-        $-0-         $-0-
Chief Financial Officer     2002          $-0-         $-0-        $-0-          $-0-           -0-        $-0-         $-0-
since October 12, 2004      2001          $-0-         $-0-        $-0-          $-0-           -0-        $-0-         $-0-

Walter Hinton(7)            2003          $-0-         $-0-        $-0-          $-0-           -0-        $-0-         $-0-
Chief Technical Officer     2002          $-0-         $-0-        $-0-          $-0-           -0-        $-0-         $-0-
since October 12, 2004      2001          $-0-         $-0-        $-0-          $-0-           -0-        $-0-         $-0-

-----------------

(1) Mr. Sweeney was appointed as our Chief Executive Officer effective August 18, 2004 and has also served as our Chairman of the Board since August 2002. Mr. Sweeney was not one of our executive officers during the periods presented. However, during such periods, he served as the President and Chief Executive Officer of MSI, which was acquired by us in August 2004, for which he received aggregate compensation of $275,000 in 2003, $350,000 in 2002 and $381,000 in 2001.

(2) Mr. Knaisch served as our Chief Executive Officer from June 2, 2003 to August 18, 2004, on which date he was appointed our President. From January 1, 2003 to June 2, 2003, Mr. Knaisch served as our Chief Operating Officer. For the period from January 1, 2003 to May 31, 2003, Mr. Knaisch provided consulting services to us and received $100,000 in consulting fees and $12,000 in bonus as compensation for services provided as our Chief Operating Officer. From the period June 1, 2003 to December 31, 2003, Mr. Knaisch was an employee of ours and received $117,000 in salary for serving as our Chief Executive Officer. Included in the $129,000 bonus earned by Mr. Knaisch in 2003 was $107,000 of accrued but unpaid compensation. From October 2002 to December 2002, Mr. Knaisch provided consulting services to us and was paid $50,000 in consulting fees and reimbursed $6,700 in business expenses.

(3) Mr. Richman served as our Chief Financial Officer and Treasurer from January 2003 and our Chief Operating Officer from June 2003 until October 12, 2004, on which date he was appointed Senior Vice President - Corporate Development. For the period from January 1, 2003 to May 31, 2003, Mr. Richman provided consulting services to us and received $75,000 in consulting fees and $12,000 in bonus as compensation for services provided as our Chief Financial Officer. From the period June 1, 2003 to December 31, 2003, Mr. Richman was an employee of ours and received $93,000 in salary for serving in the capacities described above. Included in the $105,000 bonus earned by Mr. Richman in 2003 was $85,000 of accrued but unpaid compensation. From October 2002 to December 2002, Mr. Richman provided consulting services to us and was paid $30,500 in consulting fees and reimbursed $10,300 in business expenses.

(4) Mr. Maggi was appointed our acting Chief Executive Officer effective December 1, 2001, in which capacity he served until June 1, 2003, on which date he was appointed Senior Vice President of Business Development. Mr. Maggi resigned as an officer and director of our company in January 2004. Mr. Maggi served as an officer of our company in his capacity as controlling shareholder of Intertainment, Inc., a consulting company that provided consulting services to our company. Mr. Maggi was not compensated directly by us. For the year ended December 31, 2003, we paid Intertainment, Inc. $358,647 for Mr. Maggi's services as acting Chief Executive Officer and other capacities. Included in such payment was $207,500 in consulting fees, $119,647 in business expense reimbursements, and $31,500 as reimbursement for a portion of the rent on a New York office he occupied. For the year ended December 31, 2002, we paid Intertainment, Inc. $314,830 for Mr. Maggi's services as acting Chief Executive Officer. Included in such payment was $180,000 in consulting fees, $100,483 in expense reimbursements, and $34,347 as reimbursement for a portion of the rent on a New York office he occupied. For the year ended December 31, 2001, total consulting fees paid to Intertainment, Inc. was $10,000.

(5) Dr. Yogeshwar resigned as an officer and employee of our company in January 2004. Dr. Yogeshwar was appointed to our Board of Directors in March 2004 and resigned from such position on August 16, 2004.

(6) Mr. McKnight was appointed to our board of directors in August 2002 and was appointed our Chief Financial Officer on October 12, 2004. Mr. McKnight was not one of our executive officers during the periods presented. However, during such periods, he served as the Chief Financial Officer of MSI, which was acquired by us in August 2004, for which he received aggregate compensation of $204,000 in 2003, $195,000 in 2002 and $240,000 in 2001.

(7) Mr. Hinton has served as our Chief Technical Officer since October 12, 2004. Mr. Hinton was not one of our executive officers during the periods presented. However, during such periods, he served as the Chief Technical Officer of MSI, which was acquired by us in August 2004, for which he received aggregate compensation of $260,000 in 2003, $211,500 in 2002 and $210,000 in 2001.

EMPLOYEE BONUS PLAN

         In March 2001, our board of directors adopted the Front Porch Digital Inc. Employee Bonus Plan (the "Bonus Plan") to promote the interests of our company and our shareholders by permitting us to award bonuses in cash or in shares of our common stock to key employees in order to reward such employees for their successful efforts in attaining objectives beneficial to our growth and profitability and to retain their services. We have reserved 2,000,000 shares, subject to adjustment, of common stock for issuance under the Bonus Plan. The Bonus Plan will terminate on March 31, 2006, except that our board of directors may terminate the Bonus Plan (except with respect to any outstanding bonus awards) at an earlier date.

         The Bonus Plan will be administered by our board of directors.

         Our board of directors will have the authority to determine which key employees shall be awarded bonuses; the amounts of bonuses and the number of shares of common stock, if any, to be awarded; and all other terms and combinations of performance measurement criteria, which may differ as to various key employees or attainment of certain performance levels. Our board of directors will decide whether performance criteria have been met, whether and when to award bonuses, the time for the payment of bonuses, and whether to pay bonuses in cash or in common stock or any combination thereof. The determinations of the board of directors on these matters shall be conclusive. The number of shares of common stock to be awarded as a bonus will be equal in value to a fixed cash amount, with the value of such common stock computed at the higher of (a) the fair market value of the common stock to be awarded on date of award, or (b) the par value of the common stock to be awarded.

         Any eligible employee whose employment has terminated for any reason other than death prior to the end of the bonus measurement period may remain eligible for a full or prorated bonus, or may forfeit his bonus in its entirety, in accordance with such terms as may be set for such bonus from time to time by the board of directors or the compensation committee. Bonuses payable will be paid to the estate or designee of any eligible employee who has died after termination of employment but before payment of the bonus award. In the event that any eligible employee's employment is terminated either (i) for cause, or
(ii) without our consent, his eligibility for a bonus under the Bonus Plan shall terminate in whole immediately upon termination of employment. If an eligible employee dies while he is employed by us or any of our subsidiaries, his estate or designee shall be eligible to receive a prorated bonus. Bonus rights are not transferable otherwise than by will or the laws of descent and distribution.

         No bonus award of common stock may be made under the Bonus Plan unless and until the shares subject to such award have been listed, registered and qualified upon any applicable securities exchange or under any applicable state or federal law, including without limitation, the Securities Act of 1933, as amended, and the consent or approval of any governmental regulatory body, necessary or desirable as a condition of, or in connection with, the award or issuance of shares hereunder has been obtained.

EQUITY INCENTIVE PLAN

         In May 2000, we adopted the Front Porch Digital Inc. 2000 Equity Incentive Plan (the "Option Plan") for the purpose of attracting, retaining and maximizing the performance of executive officers and key employees and consultants. We have reserved 6,000,000 shares of common stock for issuance under the Option Plan. The Option Plan has a term of ten years. The Option Plan provides for the grant of "incentive stock options" within the meaning of
Section 422 of the Internal Revenue Code of 1986, as amended, non-statutory stock options, stock appreciation rights and restricted stock awards. The Option Plan is administered by our board of directors. The exercise price for non-statutory stock options may be equal to or more or less than 100 percent of the fair market value of shares of common stock on the date of grant. The exercise price for incentive stock options may not be less than 100 percent (100%) of the fair market value of shares of common stock on the date of grant (110 percent (110%) of fair market value in the case of incentive stock options granted to employees who hold more than ten percent (10%) of the voting power of our issued and outstanding shares of common stock).

         Options granted under the Option Plan may not have a term of more than a ten-year period (five years in the case of incentive stock options granted to employees who hold more than ten percent (10%) of the voting power of our common stock) and generally vest over a three-year period. Options generally terminate three months after our termination of the optionee's employment for any reason other than death, disability or retirement, and are not transferable by the optionee other than by will or the laws of descent and distribution.

         The Option Plan also provides for grants of stock appreciation rights ("SARs"), which entitle a participant to receive a cash payment, equal to the difference between the fair market value of a share of common stock on the exercise date and the exercise price of SAR. The exercise price of any SAR granted under the Option Plan will be determined by the board of directors in its discretion at the time of the grant.

SARs granted under the Option Plan may not be exercisable for more than a ten-year period. SARs generally terminate one month after our termination of the grantee's employment for any reason other than death, disability or retirement. Although our board of directors has the authority to grant SARs, it does not have any present plans to do so.

         Restricted stock awards, which are grants of shares of common stock that are subject to a restricted period during which such shares may not be sold, assigned, transferred, made subject to a gift, or otherwise disposed of, or mortgaged, pledged or otherwise encumbered, may also be made under the Option Plan. At this time, our board of directors has not granted, and does not have any plans to grant, restricted shares of common stock.

         The following table sets forth information with respect to the stock options granted to the Named Executive Officers during the year ended December 31, 2003.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR


                           Number of Securities    % of Total Options/SARs
                                Underlying          Granted to Employees in     Exercise or Base
NAME                       Options/SARs GRANTED(#)       FISCAL YEAR             Price ($/SH)         EXPIRATION DATE
----                       -----------------------  ------------------------    -----------------     ----------------
Thomas P. Sweeney III             -0-                       0%                       N/A                   N/A
Michael Knaisch               750,000(1)                   19.6%                    $0.28            January 8, 2013
Matthew Richman               500,000(1)                   13.1%                    $0.28            January 8, 2013
Donald Maggi                  840,000(1)                   22.0%                    $0.28            January 8, 2013
Jay Yogeshwar                     -0-                       0%                       N/A                   N/A
Paul McKnight                     -0-                       0%                       N/A                   N/A
Walter Hinton                     -0-                       0%                       N/A                   N/A

--------------

(1) Stock option grants contain a one-year vesting acceleration upon the grant of the option.

         The following table sets forth information with respect to each exercise of stock options during the year ended December 31, 2003 by each of the Named Executive Officers and the value at December 31, 2003 of all unexercised stock options held by such persons.

         AGGREGATED OPTION EXERCISES IN THE YEAR ENDED DECEMBER 31, 2003
                       AND DECEMBER 31, 2003 OPTION VALUES

                                                                                                 Value of Unexercised
                                                            Number of Securities Underlying    In-the-money options at
                               Shares                           Unexercised Options at            December 31, 2003
                             Acquired on       Value               December 31, 2003                 Exercisable/
NAME                        Exercise (#)    Realized ($)      Exercisable/ Unexercisable           Unexercisable(1)
----                        ------------    ------------      --------------------------           ----------------
Thomas P. Sweeney III            -0-            $-0-                      N/A                            N/A
Michael Knaisch                  -0-            $-0-                500,000/250,000                   $-0-/$-0-
Matthew Richman                  -0-            $-0-                333,333/166,667                   $-0-/$-0-
Jay Yogeshwar                    -0-            $-0-                   15,950/0                       $-0-/$-0-
Donald Maggi                     -0-            $-0-                   560,000/0                      $-0-/$-0-
Paul McKnight                    -0-            $-0-                      N/A                            N/A
Walter Hinton                    -0-            $-0-                      N/A                            N/A

---------------

(1) Potential unrealized value is calculated as the fair market value of our common stock at December 31, 2003 ($.12 per share on the OTC Bulletin Board), less the option exercise price, times the number of shares.

COMPENSATION OF DIRECTORS

         Non-employee directors currently receive no annual fees for their services, but will be reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings of our board of directors.

EMPLOYMENT CONTRACTS

         On June 1, 2003, we entered into one-year employment agreements, which were automatically renewed for an additional one-year term, with Michael Knaisch, our President (and former Chief Executive Officer), and with Matthew Richman, our Senior Vice President - Corporate Development (and former Chief Financial Officer and Chief Operating Officer).

         The employment agreement with Mr. Knaisch contains the following provisions: annual base salary of $200,000; annual bonus of up to fifty percent (50%) of the base salary, subject to increase at the discretion of our board of directors; a term of one year with automatic renewal; additional life insurance for Mr. Knaisch paid by us with a benefit equal to three times the annual base salary; and severance provisions for the payment of one-year of annual salary and benefits in the event of a change in control or the termination of the employee's employment for any reason other than for cause.

         The employment agreement with Mr. Richman contains the following provisions: annual base salary of $160,000; annual bonus of up to 50% of the base salary, subject to increase at the discretion of our board of directors; a term of one year with automatic renewal; additional life insurance for Mr. Richman paid by us with a benefit equal to three times the annual base salary; and severance provisions for the payment of one-year of annual salary and benefits in the event of a change in control or the termination of the employee's employment for any reason other than for cause.

         On August 18, 2004, we entered into a two-year employment agreement with Thomas P. Sweeney III, our Chairman of the Board of Directors and Chief Executive Officer. Mr. Sweeney's employment agreement contains the following provisions: annual base salary of $275,000 and $300,000 for the first and second years, respectively; annual bonus of up to 100% of the base salary; the payment of insurance premiums under Mr. Sweeney's existing life insurance policy; the issuance of options to purchase up to 10,237,000 shares of our common stock at $0.22 per share, which options are subject to a three-year vesting schedule; severance provisions for the payment of one-year of base salary; a pro-rated bonus and certain benefits in the event of the termination of Mr. Sweeney's employment for any reason other than for cause (as defined).

                              SHAREHOLDER PROPOSALS

         Proposals of shareholders intended for presentation at our 2005 annual meeting of shareholders and intended to be included in our proxy statement and form of proxy relating to that meeting must be received at our executive offices by January 17, 2005 and comply with the requirements of Rule 14a-8(e) promulgated under the Exchange Act.

                                 OTHER BUSINESS

         Other than as described above, our board of directors knows of no matters to be presented at the annual meeting, but it is intended that the persons named in the proxy will vote your shares according to their best judgment if any matters not included in this proxy statement do properly come before the meeting or any adjournment thereof.

                                  ANNUAL REPORT

         Our Annual Report on Form 10-KSB for the year ended December 31, 2003, including financial statements, is being mailed with this proxy statement. If, for any reason, you do not receive your copy of the Annual Report, please contact Matthew Richman, Senior Vice President - Corporate Development, Front Porch Digital Inc., 1140 Pearl Street, Boulder, Colorado 80302, and another will be sent to you.

                                           By Order of the Board of Directors,

                                           THOMAS P. SWEENEY III
                                           CHAIRMAN OF THE BOARD
Dated:   October 18, 2004
         Boulder, Colorado

USE ONLY FOR COMMON STOCK



                                 REVOCABLE PROXY
                            FRONT PORCH DIGITAL INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE


     The undersigned hereby appoint(s) Thomas P. Sweeney III                                            For     With-     For all
and Matthew Richman, or either of them, lawful attorneys and         PROPOSAL 1:                                hold      Except
proxies of the undersigned with full power of substitution,
for and in the name, place and stead of the undersigned to           The Election of Directors:         [ ]      [ ]        [ ]
attend the Annual Meeting of Shareholders of Front Porch
Digital Inc. (the "Company") to be held at in the Executive
Ballroom in the Hotel Conference Center of the Hotel                 THOMAS P. SWEENEY III, PAUL MCKNIGHT, PATRICK WHITTINGHAM
Boulderado, located at 2115 Thirteenth Street, Boulder,              AND JAMES WOLFINGER
Colorado 80302 on Wednesday, November 17, 2004 at 9:00 a.m.,
local time, and any adjournment(s) or postponement(s)                INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
thereof, with all powers the undersigned would possess if            INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT
personally present and to vote the number of votes the               NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
undersigned would be entitled to vote if personally present.         -------------------------------------------------------------

The Board of Directors recommends a vote "FOR" the proposal               IN ACCORDANCE WITH THEIR DISCRETION, SAID ATTORNEYS AND
set forth below.                                                     PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS OR
                                                                     PROPOSALS NOT KNOWN AT THE TIME OF SOLICITATION OF THIS
                                                                     PROXY WHICH MAY PROPERLY COME BEFORE THE MEETING.

                                                                          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
                                                                     MANNER DESCRIBED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF
                                                                     NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE
                                                                     PROPOSAL SET FORTH HEREIN. ANY PRIOR PROXY AUTHORIZED BY THE
                                                                     UNDERSIGNED IS HEREBY REVOKED.

                                                                          THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE
                                                                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE RELATED
                                                                     PROXY STATEMENT DATED OCTOBER 18, 2004.



PLEASE BE SURE TO SIGN AND DATE
THIS PROXY IN THE BOX BELOW.            DATE _________________________

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Shareholder sign above   Co-holder (if any) sign above

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                            FRONT PORCH DIGITAL INC.

  PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY
     PRESIDENT OR OTHER AUTHORIZED PERSON. IF A PARTNERSHIP, PLEASE SIGN IN
                     PARTNERSHIP NAME BY AUTHORIZED PERSON.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
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

USE ONLY FOR SERIES A PREFERRED STOCK



                                 REVOCABLE PROXY
                            FRONT PORCH DIGITAL INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE


     The undersigned hereby appoint(s) Thomas P. Sweeney III                                             For     With-    For all
and Matthew Richman, or either of them, lawful attorneys and                                                     hold     Except
proxies of the undersigned with full power of substitution,          PROPOSAL 1:
for and in the name, place and stead of the undersigned to
attend the Annual Meeting of Shareholders of Front Porch             The Election of Directors:          [ ]     [ ]       [ ]
Digital Inc. (the "Company") to be held at in the Executive
Ballroom in the Hotel Conference Center of the Hotel
Boulderado, located at 2115 Thirteenth Street, Boulder,              THOMAS P. SWEENEY III, PAUL MCKNIGHT, PATRICK WHITTINGHAM
Colorado 80302 on Wednesday, November 17, 2004 at 9:00 a.m.,         AND JAMES WOLFINGER
local time, and any adjournment(s) or postponement(s)
thereof, with all powers the undersigned would possess if            INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY
personally present and to vote the number of votes the               INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT
undersigned would be entitled to vote if personally present.         NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.
                                                                     ----------------------------------------------------
     The Board of Directors recommends a vote "FOR" the
proposal set forth below.                                                 IN ACCORDANCE WITH THEIR DISCRETION, SAID ATTORNEYS AND
                                                                     PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS OR
                                                                     PROPOSALS NOT KNOWN AT THE TIME OF SOLICITATION OF THIS
                                                                     PROXY WHICH MAY PROPERLY COME BEFORE THE MEETING.

                                                                          THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE
                                                                     MANNER DESCRIBED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF
                                                                     NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE
                                                                     PROPOSAL SET FORTH HEREIN. ANY PRIOR PROXY AUTHORIZED BY THE
                                                                     UNDERSIGNED IS HEREBY REVOKED.

                                                                          THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE
                                                                     NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AND THE RELATED
                                                                     PROXY STATEMENT DATED OCTOBER 18, 2004.


PLEASE BE SURE TO SIGN AND DATE
THIS PROXY IN THE BOX BELOW.            DATE _________________________

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--------------------------------------------------------------------------------

Shareholder sign above   Co-holder (if any) sign above

--------------------------------------------------------------------------------
                            FRONT PORCH DIGITAL INC.

          PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY CARD.
            WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN.
           WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE
              OR CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY
             PRESIDENT OR OTHER AUTHORIZED PERSON. IF A PARTNERSHIP,
              PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY
--------------------------------------------------------------------------------